                                                                    EXHIBIT 10.1

                                     LEASE

THIS LEASE AGREEMENT, entered into this 5th day of December, 1996, by and
                                        ---        --------------
between Geoffrey M. Ottaway, herein called "Landlord", and Innotech,
        -------------------                                --------
Incorporated, herein called "Tenant", and Waldvogel, Poe & Cronk Real Estate
------------
Group, Inc., herein called "Leasing Agent".

WHEREAS, the parties hereto entered into that certain Lease, dated March 1, 1993, with the termination date of February 28, 1997, for the Leased premises described therein; and

WHEREAS, the parties desire to enter into this new Lease Agreement for the purposes described hereinafter, and in contemplation of improvements to the Leased Premises and the construction by Landlord of a new shell warehouse facility to enhance Tenant's operations.

                                   WITNESSETH:

NOW THEREFORE, that for and in consideration of the rents and covenants hereinafter set forth, Landlord hereby agrees to Lease, and Tenant hereby rents from Landlord, the following described premises together with all improvements heretofore constructed and to be constructed thereon, called the "Leased Premises", to-wit: That property situated on approximately 6.383 acres as shown
                   ------------------------------------------------------------
on the attached Preliminary Plan for Innotech Building Addition and Parking Lot
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Expansion Project, dated October 28, 1996, by Lumsden & Associates, Inc.,
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(Exhibit A) and more commonly known as 5568 Airport Road Roanoke, Virginia
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24012. TO HAVE AND TO HOLD said Leased Premises and the privileges and
-----
appurtenances thereunto belonging unto the Tenant, its successors and assigns, for the terms hereinafter provided, and upon the following terms and conditions, to which the parties mutually covenant and agree:

(1)     TERM

               (A)  The term of this Lease shall commence on December 5, 1996
                                                             ----------------
and end on February 28, 2007.
           -----------------

               (B) Either party desiring to terminate this Lease at the end of its term shall give the other party written notice of its intention to terminate this Lease at least 120 days before the end of the original or any renewal
                    ---
period of this Lease, provided that until terminated by such notice this Lease shall renew itself from Month to Month at the highest rental rate and subject to
                        -----    -----
all covenants, provisions and conditions herein contained.

               (C) Except where the context clearly requires otherwise, the word "term" whenever used in this Lease with reference to the duration hereof, shall be construed to include any renewal terms as well as the original term.

(2)     BASE RENT - SEE ADDENDUM "A" (ADJUSTMENTS TO ANNUAL BASE RENT)

               (A) During the term of November 1, 1996 to February 28, 1997, Tenant covenants to pay an Annual Base Rent to Landlord of One hundred thirty
                                                           ------------------
two thousand four hundred thirty one and 22/100 Dollars ($132,431.22), payable
-----------------------------------------------           ----------
in monthly installments in advance on the first day of each month in the amount of Eleven thousand thirty five and 94/100 Dollars ($11,035.94). On March 1,
   --------------------------------------           ---------
1997, and thereafter during the term of this Lease, the Annual Base Rent shall be

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adjusted as set forth in ADDENDUM "A", which is attached hereto and shall be incorporated herein by this reference. In the event rent payments are late and any installment of the rent is not paid within five days after it becomes due, a late fee of five (5%) percent of the monthly rent shall be charged for each
            ----
monthly installment not paid on time.

               (B) If the original term does not commence on the first day of the month, Tenant shall pay for the period from the commencement date to the first day of the following calendar month a sum equal to one-thirtieth (1/30) of the monthly rental due hereunder for each day of such period. All rents thereafter shall be payable when due to:

               Waldvogel, Poe & Cronk Real Estate Group, Inc.
               Professional Arts Building
               30 West Franklin Road, Suite 800
               Roanoke, Virginia 24011

or such place as Landlord may designate in writing to Tenant.

(3)     SECURITY

        The Tenant has deposited with the Landlord $ -0- as security for
                                                    -----
Tenant's full and faithful performance of all the terms of this Lease. Landlord shall return such sum when this Lease expires if Tenant has fully and faithfully carried out all of its terms. If there is a bona fide sale of the property of which the Leased Premises are a part, Landlord shall transfer to the purchaser the security to be held under the terms of this lease, and the Landlord shall be released from all liability for the return of such security to the Tenant.

(4)     ADDITIONAL RENT

        Additional rent (hereinafter referred to as "Additional Rent") is the amount of any payment referred to as such in any provision of this Lease or in any Addendum hereto which accrues while this Lease is in effect.

(5)     USE OF LEASED PREMISES

        Tenant shall use the Leased Premises for corporate offices. warehousing,
                                                 -------------------------------
assemblage, manufacturing, and for eyewear research and as a development
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laboratory and in strict accordance with all applicable laws and regulations of
----------
governmental authorities. Tenant shall use the Leased Premises for no other purpose without the prior written consent of Landlord. Tenant will not use or permit or suffer the use of the Leased Premises for any unlawful or offensive business or purpose. Tenant will not, without prior written consent of Landlord, use or permit the outside walls, fences or roof of the Leased Premises to be used for advertising purposes.

(6)     CONDITION OF LEASED PREMISES - SEE ADDENDUM "A" (LANDLORD'S
        CASH ALLOWANCE)

        Tenant has examined and knows the present condition of the Leased Premises and the equipment thereon, if any. No representation, either verbally or written, has been made to Tenant, or Tenant's agents, by Landlord, or Landlord's agents, concerning the condition of the Leased Premises and the equipment thereon, if any, or that any particular use can be made thereof except

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

as specifically set forth in writing in this Lease or any Addendum hereto. Neither Landlord nor Leasing Agent shall be under any duty to instruct Tenant or others as to the use of any equipment on the Leased Premises.

(7)     WRITTEN NOTICE AS TO DEFECTS

        Attached hereto as ADDENDUM "B" is a written statement of all defects in the property existing as of the commencement of the Lease. Said Addendum shall be signed by both parties. If no such signed Addendum exists, the parties acknowledge that the property is accepted "as is" as of the commencement of the Lease and the parties agree that the property is accepted with no defects existing as of the date of the commencement of the Lease.

(8)     TENANT'S ACCEPTANCE OF PROPERTY

        At the commencement of the term, the Tenant shall accept the building, improvements, and any equipment on or in the Leased Premises, in their existing condition. No representation, statement, or warranty, express or implied, has been made by or on behalf of the Landlord as to such condition, or as to the use that may be made of such property. In no event shall the Landlord be liable for any defect in such property or for any limitation on its use.

(9)     ASSIGNMENT, SUBLETTING AND MORTGAGING

        Tenant shall not assign this Lease nor sublet the Leased Premises, in whole or in part, without Landlord's prior written consent which shall not be unreasonably withheld. If consent to assign or sublease is obtained, no such assignment or sublease shall in any way release or relieve Tenant from any of its covenants or undertakings contained in this Lease, and in all cases under this paragraph Tenant shall remain liable on this Lease during the original and all renewal terms.

(10)     UTILITIES

        Tenant shall promptly pay all fuel, water, gas, electricity, sewage, telephone and other utility bills, as the same become due, it being understood and agreed that the Tenant shall promptly make all required deposits for meters and utilities services. Charges for the foregoing shall commence on the date of the commencement of the original term of this Lease. Landlord shall not be liable for any interruption or failure in the supply of any utility to the Leased Premises for any reason whatsoever.

(11)     INSURANCE AND INDEMNIFICATION

               (11.1)  INCREASE IN RISK - The Tenant

               (A) shall not do or permit to be done any act or thing as a result of which either (i) any policy of insurance of any kind covering any or all of the Leased Premises or any liability of the Landlord in connection therewith may become void or suspended, or (ii) the insurance risk under any such policy would (in the opinion of the insurer thereunder) be made greater; and

               (B) shall pay as Additional Rent the amount of any increase in any premium for such insurance resulting from any breach of such covenant, or shall pay Landlord for any loss sustained by Landlord as a result of any uninsured loss caused by Tenant's breach of covenants.

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               (11.2)  INSURANCE TO BE MAINTAINED BY TENANT

               (A) The Tenant shall maintain at its expense, throughout the term, and all extensions thereof, insurance against loss on liability in connection with bodily injury and destruction, property damage, personal injury and destruction, occurring within the Leased Premises or arising out of the use thereof by the Tenant or its agents, employees, officers or invitees, visitors or guest under one or more policies of general public liability insurance having such limits as are reasonably required by Landlord from time to time (but in any event not less than $2,000,000.00 general aggregate, $2,000,000.00 products-comp/ops aggregate, $1,000,000.00 personal and advertising injury, $1,000,000.00 each occurrence, $50,000.00 fire damage (any one fire) and $5,000.00 medical expense (any one person)). Such policies shall name the Landlord, Leasing Agent and Tenant (and at Landlord's request, any mortgagee) as insured parties, shall provide that they shall not be cancelable without at least sixty (60) days prior written notice to the Landlord and Landlord's Agent (and at the Landlord's request any mortgagee) and shall be issued by a company with a rating of at least class VIII and an excellent rating from A.M. Best Insurance Reporting.

               (B) The Tenant shall maintain at Tenant's expense a plate glass insurance policy, for coverage of all glass contained in the Leased Premises.

               (C) If Tenant shall not comply with this covenant to maintain insurance as provided herein, Landlord may, at its option, cause insurance as aforesaid to be issued and in such event, Tenant shall pay when due the premiums for such insurance as Additional Rent hereunder.

               (D) Tenant will pay all excess insurance premiums (i.e., premiums in excess of the usual premiums for a nonhazardous risk) required to be paid by Landlord on the Leased Premises by reason of Tenant's use or occupancy thereof.

               (11.3)  INSURANCE TO BE MAINTAINED BY LANDLORD

        The Landlord shall maintain throughout the term of the Lease and extensions thereof, replacement cost coverage, with the agreed amount of endorsed (no co-insurance) risk of direct physical loss coverage insurance with respect to the Leased Premises.

               (11.4)  WAIVER OF SUBROGATION

        In the event of loss or other perils named in the replacement cost coverage, with the agreed amount endorsed (no co-insurance) risk of direct physical loss coverage insurance, neither Landlord nor tenant shall have or exercise any right of subrogation against each other, either through themselves or through any subrogation right under any policy of replacement cost coverage covering material or consequential loss and each of the parties agrees to instruct their insurance company to have their polices endorsed to waive the right of subrogation by the insurance company against either of them.

               (11.5)  LIABILITY OF PARTIES

        Except to the extent that any party is released from liability to the other party hereto pursuant to the provisions of subsection 11.4:

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               (A) The Landlord shall be responsible for, and shall indemnify and hold harmless the Tenant against and from any, and all liability arising out of, any injury or death of any person or damage to any property, occurring anywhere upon the Leased Premises, if, and only if to the extent that such injury, death or damage is proximately caused by gross negligence or intentionally tortious act or omission of the Landlord. Landlord is not obligated to and specifically does not indemnify and hold harmless the Tenant against or from any liability for any such injury, death or damage occurring anywhere upon the Leased Premises, by reason of the Tenant's occupancy or use of the Leased Premises because of fire, windstorm, act of God or other cause unless proximately caused by such gross negligence or intentionally tortious act or omission, as aforesaid.

               (B) Subject to the operation and effect of the foregoing provisions of this subsection, the Tenant shall be responsible for, and shall indemnify and hold harmless the Landlord against and from, any and all liability arising out of any injury to or death of any person or damage to the property, occurring within the Leased Premises or as the result of Tenant's use and occupancy of the Leased Premises.

(12)     TAXES AND ASSESSMENTS

               (A) Tenant agrees that as Additional Rent for the Leased Premises, it will during each calendar year of all the original and all renewal terms, reimburse Landlord for its pro- rated share of all real estate taxes, charges and assessments levied or assessed during the original and all renewal terms upon and against the Leased Premises. If the original rent paid included the taxes, Tenant shall only be responsible, as Additional Rent, for any increase in said taxes which may occur after the base year of the Lease. The parties acknowledge that the base year taxes are not included in the first year's rental.

               (B) Tenant shall promptly pay when due all taxes and assessments levied by any public authority on its trade fixtures, equipment and other property of Tenant located on or about the Leased Premises and all other taxes occasioned by its business or use of the Leased Premises.

               (C) It shall be the Landlord's responsibility to furnish this information to the Agent if the Agent is to collect taxes as Additional Rent from Tenant.

(13)     PERSONAL PROPERTY

        Tenant covenants that the furniture, fixtures and all other personal property (except that used to sell in the usual course of trade) which Tenant places on the Leased Premises are owned by Tenant, are fully paid for, and are not encumbered except as expressly disclosed in writing to Landlord prior to the execution of this Lease. Except by sale in the usual course of trade, Tenant shall not remove furniture, fixtures or property from the Leased Premises without first obtaining the consent of Landlord, which consent shall not be unreasonably withheld; and in addition to all the other remedies provided by law, Landlord shall have a lien against all personal property and fixtures on the Leased Premises, and insurance, if any, collected therefore, as security for the payment of rent and default in obligations hereunder. Tenant shall repair or reimburse Landlord for the cost of repairing any damages to the Leased Premises resulting from the installation or removal of Tenant's personal property and fixtures.

(14)     REPAIRS & ALTERATIONS - SEE ADDENDUM "A" (LANDLORD AND TENANT
         IMPROVEMENTS)

               (14.1) Tenant shall keep and maintain the Leased Premises in good repair and condition; keep in good running order the heating and air conditioning systems, electric wiring, toilets, water pipes, water, gas and electric fixtures; replace all locks and deliver keys to Landlord after replacement of locks; replace trimmings, glass and plate glass broken during the tenancy, regardless of the manner in which same may have been broken; and unstop all water fixtures that may become choked and repair all water pipes and plumbing that may burst. If any elevators, escalators, lifts, machinery or appliances (herein called "equipment") are situate on the Leased Premises, Tenant shall care for, maintain and repair same, and shall indemnify and save harmless Landlord from any liability or claims for damages or injuries to persons and property arising therefrom. Tenant shall not make any alterations of, additions to or changes in the Leased Premises or equipment without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and all alterations, changes and improvements, by whomsoever made, shall be the property of Landlord.

               (14.2) Tenant agrees that all additions and improvements and attached equipment and fixtures installed in or on the Leased Premises by the Tenant, including but not being limited to, electric wiring, electric fixtures, show window reflectors, screens, screen doors, awnings, awning frames, floor coverings, landscaping, furnaces and air conditioning machinery and equipment, shall immediately become the property of the Landlord and shall not be removed by Tenant at the termination of this Lease, unless requested to do so by the Landlord, in which event Tenant agrees to do so and to repair promptly any damage caused by such removal.

               (14.3) Nothing contained in this Lease shall be construed as requiring Landlord to make any repairs, except of a structural nature. Landlord shall maintain and make all necessary structural repairs to the foundations, load bearing walls and roof. This does not include the repairing of any glass or moving parts such as passage and overhead doors. The Tenant shall maintain the exterior grounds, parking area, and sidewalks..

               (14.4) Tenant shall, on the last day of the original or renewal term, or upon the sooner termination of this Lease, peaceably and quietly surrender the Leased Premises and equipment to Landlord, broom-clean, including all improvements, alterations, rebuildings, replacements, changes or additions placed by Tenant thereon, in as good condition and repair as the same were in at the commencement of the original term, normal wear and tear excepted; provided, however, Tenant shall not be required to return the Leased Premises and equipment in as good condition as aforesaid if the same are damaged or destroyed by fire or otherwise, unless caused by Tenant's fault or negligence which is not adequately covered by insurance.

               (14.5) Tenant shall maintain a preventative maintenance contract on all HVAC units contained in the Leased Premises. The contract is to be maintained with a licensed and qualified HVAC contractor. Maintenance on the HVAC is to be performed on a minimum of four (4) times per year. Tenant shall furnish Landlord evidence that this contract is being maintained and the maintenance is being performed as required.

               (14.6) Tenant shall keep the Leased Premises, including the storefront thereof, in good repair, but Tenant shall not paint or change the decorative or architectural treatment of the storefront, the interior or the exterior of the Leased Premises without Landlord's written consent.

                                       6
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Tenant shall promptly remove upon order from the Landlord any decoration or architectural change which has been applied to or installed upon the Leased Premises without Landlord's written consent or take such other action with reference thereto as Landlord may direct.

               (14.7) Tenant shall not place or permit to be placed or maintained any sign, awning, advertising matter, decoration, lettering, or other item of any kind on the interior or the exterior of the Leased Premises or on the glass of any window or door of the Leased Premises without first obtaining Landlord's written approval thereof. Tenant shall promptly remove upon receipt of any order from Landlord, any sign, awning, advertising matter or other thing of any kind which has been applied to or installed upon the interior or exterior of Leased Premises without Landlord's written consent or take such other action with reference thereto as Landlord may direct.

               (14.8) Landlord shall upon full execution of this Lease Agreement, promptly contract for replacement of the existing roof.

               (14.9) Landlord and Tenant have agreed to certain improvements to the Leased Premises, as set forth in ADDENDUM "A", including, without limitation, improvements to the existing structure, parking lot, and landscape and the construction of a new warehouse facility on the Leased Premises. Said improvements shall be further delineated in the Plans and Specifications, which shall be attached hereto and incorporated herein by this reference upon completion and approval by Landlord and Tenant.

(15)     DESTRUCTION OF LEASED PREMISES

               (A) If the Leased Premises are damaged or destroyed by fire or other casualty covered by insurance, then (1) if totally destroyed or so that the Leased Premises are rendered unleaseable, this Lease shall terminate as of the date of such destruction and Tenant shall be liable for the rent only to the date of such destruction and awards for the Leased Premises shall belong to and be payable to Landlord; or (2) if only partially destroyed and still leaseable, Landlord shall, within a reasonable time, repair the Leased Premises with a reasonable reduction in rent from the date of such partial destruction until there be again premises substantially similar in value to Tenant as the Leased Premises partially destroyed. Landlord's obligation to repair or restore the Leased Premises are stated herein as conditioned upon (a) all insurance proceeds and award for the Leased Premises being paid to Landlord, which are sufficient to cover the cost of said repairs and restorations, and (b) there remaining at least twenty four (24) months in the then existing term of this Lease. If Landlord does not repair the Leased Premises because either conditions (a) or
(b) are not met, Landlord shall notify Tenant and this Lease shall terminate as of the date of such partial destruction and Tenant shall be liable for rent only to the date of such partial destruction.

               (B) If the Leased Premises shall be damaged or destroyed by any hazard not covered by insurance, Landlord shall have the option to cancel this Lease by giving written notice of such cancellation to Tenant within thirty (30) days after the happening of such damage or destruction, but if such option not be exercised and if such damage is not the result of the act or omission of the Tenant, Tenant's employee or agent or invitee, then Landlord at its own expense shall proceed with due diligence to repair and restore the Leased Premises to their condition as existed before such damage or destruction with rent being reduced pro rata in proportion to the decrease in usefulness of the Leased Premises during repairs and restoration. If such damage is the result of the act or omission of the Tenant or Tenant's employee or agent or invitee, then Landlord at it's

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option may repair or restore the Leased Premises; the cost of which shall be paid for by Tenant in installments or in whole upon notice thereof being given to Tenant by Landlord.

               (C) Tenant shall give immediate written notice to Landlord or Leasing Agent of any damage or destruction of the Leased Premises whether it be total or partial.

(16)     INSPECTION BY LANDLORD

        Tenant shall permit Landlord, its agents, or employees to inspect the Leased Premises and all parts thereof during normal business hours and to enforce and carry out any provision of this Lease and for the future purpose of showing the Leased Premises to prospective tenants and purchasers and representatives of lending institutions. During the last three (3) months of the original term and all renewals or extensions thereof, Landlord shall have the right to place "For Rent" and/or "For Sale" signs in conspicuous places on the Leased Premises and to otherwise advertise the Leased Premises "For Rent" and/or "For Sale", in addition to having the rights of entry and inspection set forth herein. Tenant shall do no act or omission which interferes with Landlord's rights to re-entry and inspection.

(17)     EMINENT DOMAIN

               (17.1)  RIGHT TO AWARD

               (A) If any or all of the Leased Premises are taken by the exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which is hereinafter referred to as a "Condemnation"), the Landlord shall be entitled to collect from the condemning authority thereunder the entire amount of any award made in any such proceeding or as consideration for such Deed, without deduction therefrom for any leasehold or other estate held by the Tenant by virtue of this Lease.

               (B) The Tenant hereby (i) assigns to the Landlord all of the Tenant's right, title and interest, if any, in and to any such award; (ii) waives any right which it may otherwise have in connection with such Condemnation, against the Landlord or such condemning authority, to any payment for (a) the value of the then unexpired portion of the term, (b) leasehold damages, and (c) any damage to or diminution of the value of the Tenant's leasehold interest hereunder or any portion of the Premises not covered by such Condemnation; and (iii) agrees to execute any and all further documents which may be required in order to facilitate the Landlord's collection of any and all such awards.

               (C) Subject to the operation and effect of the foregoing provisions of this section, the Tenant may seek, in a separate proceeding, a separate award on account of any damages or costs incurred by the Tenant as a result of such Condemnation, so long as such separate award in no way diminishes any award or payment which the Landlord would otherwise receive as a result of such Condemnation.

               (17.2)  EFFECT OF CONDEMNATION

               (A) If (i) all of the Leased Premises are covered by a Condemnation, or (ii) if any part of the Leased Premises is covered by a Condemnation and the remainder thereof is insufficient for the reasonable operation therein of the Tenant's business, or (iii) any of the Leased Premises is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to restore the remainder thereof, then, in any such event, the Lease shall terminate on the date upon which possession of so much of the Leased Premises as is covered by such Condemnation is taken by the condemning authority thereunder, and all rent (including, by way of example rather than of limitation, any Additional Rent payable pursuant to any Addendum regarding Additional Rent), taxes, and other charges payable hereunder shall be prorated and paid to such date.

               (B) If there is a Condemnation and the Tenant does not terminate pursuant to the foregoing provisions of this subsection, the operation and effect of this Lease shall be unaffected by such Condemnation, except that the Base Rent and the Additional Rent shall be reduced in proportion to the square footage of floor area, if any, of the Leased Premises covered by such Condemnation.

               (17.3) If there is Condemnation, the Landlord shall have no liability to the Tenant on account of any (i) interruption of the Tenant's business upon the Leased Premises, (ii) diminution in the Tenant's ability to use the Leased Premises, or (iii) other injury or damage sustained by the Tenant as a result of such Condemnation.

               (17.4) Except for any separate proceeding brought by the Tenant under the provisions of paragraph 17.1 (C), the Landlord shall be entitled to conduct any such Condemnation proceeding and any settlement thereof free of interference from the Tenant, and the Tenant hereby waives any right it might otherwise have to participate therein.

(18)     DEFAULTS BY THE TENANT

               (18.1) DEFINITION. As used in the provisions of this Lease, each of the following events shall constitute, and is hereunder referred to as, an "Event of Default":

               (A) If the Tenant (i) fails to pay the Base Rent, Additional Rent, or any other sum which the Tenant is obligated to pay by any provision of this Lease, when and as it is due and payable hereunder and without demand therefor, or (ii) in any respect violates any of the terms, conditions or covenants set forth in the provisions of this Lease; or

               (B) If the Tenant (i) applies for or consents to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they come due, (iii) makes an assignment for the benefit of its creditors, (iv) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law, or (v) performs any other act of bankruptcy, reorganization or insolvency proceeding; or

               (C) If (i) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating the Tenant a bankrupt or an insolvent, approving a petition seeking such a reorganization, or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, or (ii) there otherwise commences with respect to the Tenant or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or similar law, and if such order, judgment, decree or proceeding continues in effect for more than sixty (60) consecutive days after the expiration of any stay thereof; or

               (D) If the Tenant vacates the Leased Premises or Tenant advertises in any manner that would indicate or lead the public to believe that Tenant was going out of business or intending to vacate Leased Premises.

               (18.2)  NOTICE TO TENANT; GRACE PERIOD

        Anything contained in the provisions of this section to the contrary notwithstanding, upon the occurrence of an Event of Default the Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or under applicable law unless and until:

               (A) The Landlord has given written notice thereof to the Tenant; and

               (B) If such Event of Default consists of failure to pay money, the Landlord has given five (5) days written notice thereof to the Tenant and the Tenant has failed to make such payment in said five (5) day period of time or, if such Event of Default consists of something other then failure to pay money, the Landlord has given thirty (30) days notice of the default and the Tenant has failed to proceed to diligently and in good faith to cure such Event of Default.

               (C) No such notice shall be required, and the Tenant shall be entitled to no such grace period, (i) if the Event of Default has occurred more than twice during any twelve (12) month period, or (ii) if the Tenant has substantially terminated or is in the process of substantially terminating its continuous occupancy and use of the Leased Premises for the purpose set forth in the provisions of Paragraph 5, or (iii) if any Event of Default enumerated in the provisions of Paragraphs 18.1 (B) or 18.1 (C) has occurred, or (iv) if the Event of Default constitutes an eminent danger to the destruction or diminution of value of the Landlord's property, real or personal, or to that of any other Tenant or adjoining property owner.

               (18.3)  LANDLORD'S RIGHTS UPON EVENT OF DEFAULT

        Upon the occurrence of any Event of Default, the Landlord may:

               (A) Re-enter and repossess the Leased Premises and any and all improvements thereon and additions thereto without necessity of judicial proceedings;

               (B) Declare the entire balance of the Base Rent and Additional Rent, if any, for the remainder of the Term to be due and payable, and collect such balance in any manner not inconsistent with applicable law;

               (C) Relet any or all of the Leased Premises for the Tenant's account for any or all of the remainder of the Term as hereinabove defined, or for a period exceeding such remainder, in which event the Tenant shall pay to the Landlord any deficiency in the Base Rent and Additional Rent resulting, with respect to such remainder, from such releting, as well as the cost to the Landlord of any attorney's fees which fees the tenant is hereby deemed to agree are reasonable or of any repairs or other action (including those taken in exercising the Landlord's rights under any provisions of this Lease) taken by the Landlord on account of such Event of Default. The parties agree that the sum of 33-1/3% of the unpaid rental shall be deemed to be reasonable attorney's fees pursuant to the provisions of this Lease; or

               (D) Pursue any combination of such remedies and/or any other remedy available to the Landlord on account of such Event of Default under applicable law.

               (18.4)  LANDLORD'S RIGHT TO CURE

        Upon the occurrence of an Event of Default, the Landlord shall be entitled (but shall not be obligated), in addition to any other rights which it may have hereunder or under applicable law as a result thereof, and after giving the Tenant written notice of the Landlord's intention to do so except in the case of emergency, to cure such Event of Default, and the Tenant shall reimburse the Landlord for all expenses incurred by the Landlord in doing so, plus interest thereon at the highest rate then permitted on account thereof by applicable law, which expenses and interest shall be Additional Rent and shall be payable by the Tenant immediately upon demand therefore by the Landlord.

(19)     SEVERABILITY

        If any provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such provision shall not be affected thereby.

(20)     RELATIONSHIP OF PARTIES

        Landlord and Tenant shall not be considered or deemed to be joint venturers or partners and neither shall have the power to bind or obligate the other except as set forth herein.

(21)     RULES AND REGULATIONS

        Intentionally Deleted

(22)     NO REPRESENTATIONS BY LANDLORD

        Neither Landlord nor its agents have made any representations or promises with respect to the building, the land, or the Leased Premises except as expressly set forth herein. No rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. The taking possession of the Leased Premises by Tenant shall be conclusive evidence as against it, that Tenant accepts the Leased Premises and improvements thereon and that they were in good and satisfactory condition when possession was so taken.

(23)     LEASING AGENT

               (A) In consideration of the Leasing Agent's services in procuring this Lease, Landlord covenants with and for the benefit of the Leasing Agent as follows: The Leasing Agent is to receive a commission of six percent ( 6 %) of
                                                         ---          ---
the Base Rent during the original term and all renewals, extensions or expansions thereof or any new Lease of the Leased Premises between any person and "Tenant, its successors or assigns" (such phrase used herein to include such entity in which Tenant, its successors or assigns may have an interest as a stockholder, partner, lender of money or otherwise); and no sale, transfer, assignment, cancellation or release, excluding a sale or conveyance to Tenant, its successors or assigns, shall affect the Leasing Agent's right to such commission which is hereby made a lien on the Leased Premises and all equipment thereon, if any.

The Leasing Agent shall have the right to collect all rents due hereunder so that its commission may be paid in installments as the Base Rent is received, and retained by the Leasing Agent before remitting the Base Rent (less commissions) to Landlord, but if any act be done to deprive the Leasing Agent of its right to collect the rents, then the whole amount of its commission then unpaid shall, at the Leasing Agent's option, immediately become due and payable.

               (B) Landlord further covenants with and for the benefit of the Leasing Agent that if Tenant, its successors or assigns shall at any time during the original term and all renewals or extensions thereof (or during any new Lease of the Leased Premises between Landlord, his heirs, successors or assigns and Tenant, its successors or assigns), purchase the Leased Premises, the Leasing Agent shall receive on the date of the Leased Premises are transferred a commission of six percent ( 6 %) of the gross amount of the purchase price.
              ---          ---
               (C) Such a sales commission shall be in addition to the rental commissions provided for in the immediately preceding paragraph up to the transfer of said property and is hereby made a lien on the Leased Premises.

               (D) In connection with all acts done or suffered by the Leasing Agent for Landlord concerning the Leased Premises, Landlord further agrees to indemnify and save the Leasing Agent harmless from all fines, judgments, suits, claims, demands and actions of any kind (including any costs and attorney's fees), and from liability suffered by an employee or contractor (not in the permanent employ of the Leasing Agent) engaged by the Leasing Agent for the benefit of Landlord.

(24)     SUBORDINATION

        Tenant accepts this Lease subject and subordinate to the present state of the Leased Premises and to any recorded mortgage, deed of trust or any other lien presently existing upon the Leased Premises and to any renewal, extension or modification thereof. Tenant agrees upon demand to execute such instruments subordinating this Lease to any future mortgage, deed of trust or other security instruments as Landlord may request, provided such further subordination shall be upon the express condition that this Lease shall be recognized by the mortgagee and that the rights of Tenant shall remain in full force and effect during the term of this Lease, so long as Tenant shall continue to perform all of the covenants hereof.

(25)     SUCCESSORS AND ASSIGNS

        All parties to this Lease agree that all of the provisions hereof shall bind and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

(26) TENANT'S OBLIGATION TO COMPLY WITH APPLICABLE LAWS - TENANT TO OBTAIN NECESSARY LICENSE

        Tenant, at its expense, shall promptly comply with all federal, state, and municipal laws, orders, and regulations, and with all lawful directives of public officers, which impose any duty upon it or Landlord with respect to the leased property. The Tenant, at its expense, shall obtain all required licenses or permits for the conduct of its business within the terms of this Lease, or for the making of repairs, alterations, improvements, or additions, and the Landlord, when necessary, will join with the Tenant in applying for all such permits or licenses.

(27)     APPLICABLE LAW; CONSTRUCTION

               (A) This Lease shall be construed in accordance with the laws of the Commonwealth of Virginia.

               (B) Whenever used the singular number shall include the plural, the singular, and the use of any gender shall include all other genders.

(28)     ENVIRONMENTAL REQUIREMENTS

        Tenant shall not cause, commit or allow to exist or to continue any violation of any environmental requirement imposed by any local, federal or state agency with respect to the Leased Premises or any use or activity on the Leased Premises. Tenant will not place, install, dispose of or release or cause, permit or allow to be placed, installed, disposed of or released any Hazardous Material on the leased premises. If any Hazardous Material is discovered on the Leased Premises at any time, which Hazardous Material has been placed thereon by Tenant, its employees or agents, Tenant shall promptly, at Tenant's sole risk and expense, remove, treat and dispose of the Hazardous Material in compliance with all applicable environmental regulations and laws.

(29)     NOTICES

               (A) Whenever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notices or demand shall be given or served and shall not be deemed to have been given or served unless in writing and forwarded by registered or certified mail addressed as follows:

       (B)     TO LANDLORD:

               Geoffrey M. Ottaway
               -------------------
               5536 Airport Road
               -----------------
               Roanoke, VA 24012
               -----------------

       (C)     TO LEASING AGENT:
               Waldvogel, Poe & Cronk
               Real Estate Group, Inc.
               800 Professional Arts Building
               30 West Franklin Road
               Roanoke, Virginia 24011

       (D)     TO TENANT:
               Steven A. Bennington, President
               -------------------------------
               Innotech, Incorporated
               ----------------------
               5568 Airport Road
               -----------------
               Roanoke, VA 24012-1311
               ----------------------

(30)     FINAL UNDERSTANDING

        This Lease represents the final understanding between Landlord, Tenant and Leasing Agent, and the obligations of each party hereunder cannot be changed or modified unless by written

Addendum signed by the parties whose obligations are to be modified and endorsed hereon or attached hereto.

(31)     AGENCY DISCLOSURE

        Unless otherwise disclosed in writing, all parties acknowledge that WALDVOGEL, POE & CRONK REAL ESTATE GROUP, INC., is the Agent of the Landlord not the Tenant. Waldvogel, Poe & Cronk Real Estate Group, Inc.'s fiduciary duties of loyalty and faithfulness are owed to the Landlord who is their principal. All commissions will be paid by the Landlord and not the Tenant.

(32)     SPECIAL PROVISIONS

        Special provisions of this Lease are attached hereto as part hereof as Addendum to pages numbered 1 through 2 .
                          ---       ---
(33)     CANCELLATION OF PRIOR LEASE

        The prior Lease Agreement by and between the parties hereto, dated March 1, 1993, is deemed canceled upon the execution of this Lease, and all the rights, obligations, and interests of the parties accruing under said former Lease are hereby merged and superseded by the terms, conditions, rights, obligations, and interests created hereby.

WITNESS the following signatures and seals:

By /s/Geoffrey M. Ottaway                          (SEAL)
  -------------------------------------------------
        Geoffrey M. Ottaway, LANDLORD

Innotech, Incorporated,

By /s/Horace N. Hudson                             (SEAL)
  -------------------------------------------------

        TENANT

WALDVOGEL, POE & CRONK REAL ESTATE GROUP, INC.

By /s/Dennis Cronk                                 (SEAL)
  -------------------------------------------------

        LEASING AGENT

STATE OF VIRGINIA

CITY/COUNTY OF ROANOKE, TO-WIT: (LANDLORD)
               -------
        I, the undersigned, a Notary Public in and for the City, aforesaid, in the State of Virginia, do hereby certify that Geoffrey M. Ottaway, whose name is
                                              -------------------
signed to the foregoing Lease bearing date of 5th day of December, 1996, have
                                              ---        --------  ----
acknowledged the same before me. Given under my hand this 9th day of December,
                                                          ---        --------
l996.
----

        My commission expires:      October 31, 2000
                                    ----------------------------

                                    /s/Anita Wheeler
                                    ----------------------------
                                                   Notary Public

STATE OF VIRGINIA

CITY/COUNTY OF ROANOKE, TO-WIT: (TENANT)
               -------

        I, the undersigned, a Notary Public in and for the Commonwealth of
                                                           ---------------
Virginia, aforesaid, in the State of Virginia, do hereby certify that Horace N.
--------                                                              ---------
Hudson, whose name is signed to the foregoing Lease bearing date of 6 day of
------                                                             ---
December, 1996, have acknowledged the same before me.
--------  ----
Given under my hand this 6 day of December, l996.
                        ---       --------  ----
        My commission expires:      November 30, 1999
                                    ----------------------------

                                    /s/Evelyn G. Blake
                                    ----------------------------
                                                   Notary Public

STATE OF VIRGINIA

CITY/COUNTY OF ROANOKE, TO-WIT: (LEASING AGENT)
               -------

        I, the undersigned, a Notary Public in and for the Commonwealth of
                                                           ---------------
Virginia, aforesaid, in the State of Virginia, do hereby certify that Dennis
--------                                                              ------
Cronk, whose name is signed to the foregoing Lease bearing date of 6 day of
-----                                                             ---
December, 1996, have acknowledged the same before me. Given under my hand this 6
--------  ----                                                                --
day of December, l996.
       --------  ----

        My commission expires:      November 30, 1999
                                    ----------------------------

                                    /s/Evelyn G. Blake
                                    ----------------------------
                                                   Notary Public

                                  ADDENDUM "A"

THIS ADDENDUM "A" constitutes the first addendum to that certain Lease Agreement, dated of even date herewith, by and between Geoffrey M. Ottaway, Landlord, and Innotech, Incorporated, Tenant, and Waldvogel, Poe & Cronk Real Estate Group, Inc., Leasing Agent, to-wit:

The following provisions, conditions and terms shall be an integral part of the aforesaid Lease Agreement as if set forth verbatim therein:

ADJUSTMENTS TO ANNUAL BASE RENT

(This provision supplements, but does not supersede, Paragraph (2) BASE RENT.)

The Annual Base Rent shall be adjusted upon the issuance of a Certificate of Occupancy for the new warehouse facility contemplated in this Lease. Adjustments to the Base Rent shall be based upon the total cost of development of new facility and improvements to the existing Leased Premises, capitalized by a factor of twelve percent (12.0%). The cost associated with the replacement of the existing roof shall be paid for by the Landlord and shall be excluded from the calculation of adjustments to Base Rent. The monthly installments of Base Rent paid thereafter shall be 1/12th of the then-adjusted Annual Base Rent. The ultimate Annual Base Rent, as adjusted, shall escalate annually by three percent (3.0%) on each anniversary date of the Lease, beginning March 1, 1998. The following example reflects how the adjusted Annual Base Rent will be calculated, including the annual escalation's:

        A.  March 1, 1997 Annual Base Rent...................   $   136,404.16
        B. Capitalization of total cost of new facility and improvements to existing

            Leased Premises ($1,100,000 x 12%)*..............   $   132,000.00
                                                                --------------
        C.  Total Adjusted Annual Base Rent..................   $   268,404.16
        D.  3% Annual Escalation beginning 3/1/98............   $     8,052.12
                                                                --------------
        E.  Total Annual Base Rent effective 3/1/98..........   $   276,456.28

*The parties hereto contemplate that the cost for the development of the new facility shall be in conformity with the Plans and Specifications hereafter agreed to by Landlord and Tenant. The cost of improvements to the existing Leased Premises, coupled with the new facility costs, shall constitute the amount by which the 12.0% capitalization factor shall be applied, as set forth by example in B. above; provided, however, Landlord shall pay the cost of a new roof for the current Leased Premises without any adjustment to the Annual Base Rent.

LANDLORD AND TENANT IMPROVEMENTS
LANDLORD IMPROVEMENTS:
---------------------

Landlord agrees to make the following additions and improvements, which shall constitute the complete Leased Premises under the Lease:

 .       Construct a 30,000 square feet warehouse shell building with two
        (10'x10') overhead doors, one (8'x8') overhead door and three personnel doors, ceiling height of eighteen feet, 6" insulation in roof, and 4" insulation in side walls;

 .       Landscaping and pavement to provide adequate parking for a minimum of
        200 automobiles, around new facility;
 .       Restroom facilities;
 .       Sprinkler system;
 .       Three-phase electrical service including necessary panel boxes;
 .       Water and sewer lines to new warehouse shell building;
 .       New pavement and landscaping around existing building; and
 .       Improvements to the exterior of the existing building.

Landlord additions and improvements shall be subject to the final approval of design Plans and Specifications by both Landlord and Tenant. Said Plans and Specifications shall be prospectively attached to, and incorporated in, the Lease.

TENANT IMPROVEMENTS:
-------------------

Tenant improvements shall include all improvements beyond which are described in above Landlord Improvements, for both the existing building and the new warehouse facility. Such Tenant improvements shall include:

 .       HVAC systems;
 .       Overhead lighting; and
 .       Office partitions

LANDLORD'S CASH ALLOWANCE

Landlord agrees to provide Tenant with a cash allowance of Ten Thousand Dollars ($10,000.00) for the purpose of replacing an HVAC system in the existing facility. Landlord agrees that said allowance shall be due and payable by Landlord within ten (10) days following receipt by Landlord of an invoice marked paid for replacement of such HVAC unit. Such invoice shall be in an amount equal to or greater than Ten Thousand Dollars ($10,000.00).

CONDITIONS

The parties further agree that the full implementation of this Lease is contingent upon two events, namely (1) that the City of Roanoke grants final approval for the construction of a new road along the west side of the property, delineated as the "Future Road by Roanoke City" in Exhibit "A" attached hereto, and (2) that the City of Roanoke shall grant approval of the site plan for the property, which plan provides, in part, for the establishment of an acceptable waste water management plan.

Should any such approval prevent the contemplated construction and improvements to the Premises, this Lease may be terminated following receipt of written notice at least 120 days before any proposed termination date.

All remaining terms, conditions, and provisions of the Lease of even date shall continue unchanged and in full force and effect.

WITNESS the following signatures this 6th day of December, 1996:
                                      ---

                               /s/Geoffrey M. Ottaway
                               ------------------------------
                               Geoffrey M. Ottaway

                               Innotech, Incorporated

                               By: /s/Horace N. Hudson
                                  ---------------------------
                                      Vice Pres. Mfg.
                                      -----------------------

                               Waldvogel, Poe & Cronk Real Estate Group, Inc.

                               By: /s/Dennis Cronk
                                  ---------------------------